                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): MAY 30, 2001



                          AUGUST TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


       000-30637                                       41-1729485
(Commission File Number)                 (I.R.S. Employer Identification Number)


                              4900 WEST 78TH STREET
                              BLOOMINGTON, MN 55435
               (Address of Principal Executive Offices) (Zip Code)


                                  952-820-0080
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         In accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, Jeff L. O'Dell, President, Chief Executive Officer and Chairman of the Board of August Technology Corporation (the "Company"), on May 30, 2001, adopted a trading plan to provide for an orderly disposition of a portion of his holdings of the Company's Common Stock. Mr. O'Dell's plan provides for the sale of up to 50,000 shares (up to 10,000 shares each month), subject to certain price limits, over a term of one year beginning July 1, 2001. As of May 30, 2001, Mr. O'Dell beneficially owned 1,493,216 shares (11.8%) of the Company's Common Stock.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:  None




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 2001

                                   AUGUST TECHNOLOGY CORPORATION



                                   By:/s/ THOMAS C. VELIN
                                      -------------------
                                   Thomas C. Velin
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)